CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Service Providers--Independent Auditors" included in this Registration Statement (Form N-1A
No. 333-33365) of SAMCO Fund, Inc.



                                          ERNST & YOUNG LLP

New York, New York
November 27, 1998